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                                 PROMISSORY NOTE

$12,600,000.00                     Dallas, Texas           As of October 1, 2004

        FOR VALUE RECEIVED, the undersigned, BEHRINGER HARVARD HOLDINGS, LLC, a Delaware limited liability company (hereinafter referred to as "BORROWER"), promises to pay to the order of FIRST AMERICAN BANK, SSB, a Texas state savings bank (hereinafter referred to as "LENDER"), the sum of Twelve Million Six Hundred Thousand and No/100 Dollars ($12,600,000.00), or so much thereof as may be advanced and outstanding, with interest thereon at the rate provided below.

        INTEREST RATE. This Promissory Note (the "NOTE") shall bear interest on the unpaid principal balance hereof from day to day remaining from the date hereof until maturity at the rate per annum, which interest rate (the "INTEREST RATE") shall from day to day be equal to the LESSER of (a) the Maximum Legal Rate (hereinafter defined) or (b) the rate which is the GREATER of (i) six percent (6%) per annum, or (ii) one percent (1%) in excess of the Prime Rate (hereinafter defined) in effect from day to day; provided, however, if at any time the rate of interest specified in clause (b) preceding would exceed the Maximum Legal Rate, thereby causing the interest on the indebtedness evidenced by this Note to be limited to the Maximum Legal Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest on the indebtedness evidenced by this Note below the Maximum Legal Rate until the total amount of interest accrued on the indebtedness evidenced by this Note equals the amount of interest which would have accrued on the indebtedness evidenced by this Note if the rate specified in clause (b) preceding had at all times been in effect. As used herein, the term "PRIME RATE" means the variable rate of interest per annum established from time to time in the Money Rates column of THE WALL STREET JOURNAL (Central Edition) or, if such publication shall designate two or more published rates as the "prime rate" as of any Business Day, "Prime Rate" shall mean the rate of interest per annum publicly announced by Lender as its prime rate in effect at its principal office in Dallas, Texas. For each day that is not a Business Day, the "Prime Rate" shall be the "Prime Rate" in effect on the immediately preceding Business Day. Changes in the Prime Rate, as defined above, shall be effective from and including the Business Day such change is published or announced, as the case may be. Each change in the Interest Rate shall become effective, without notice to Borrower, on the effective date of each change in the Prime Rate.

        MAXIMUM LEGAL RATE. As used herein, the term "MAXIMUM LEGAL RATE," shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note under the laws, which are presently in effect, of the United States of America and the State of Texas applicable to the Borrower and such indebtedness or, to the extent allowed by law, under such applicable laws of the United States of America and the State of Texas which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow. For purposes of determining the Maximum Legal Rate under the laws of the State of Texas, the applicable rate ceiling shall be (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.303 of the Texas Finance Code, as amended, or

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(b) if the parties subsequently contract as allowed by Texas law, the quarterly ceiling or annualized ceiling computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, if at any time the "weekly ceiling," the quarterly ceiling or the annualized ceiling shall be less than 18.0% per annum or more than 24% per annum, the provisions of Section 303.009(a) and (b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable. The Maximum Legal Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the indebtedness evidenced by this Note, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rated provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate.

        PAYMENT SCHEDULE. Commencing on January 1, 2005, and continuing thereafter through the final maturity date hereof, Borrower shall pay to the holder hereof quarterly installments of all accrued and unpaid interest on this Note. The entire amount of unpaid principal and interest accrued hereon shall be due and payable on the first anniversary of this Note.

        APPLICATION OF PAYMENTS; LATE CHARGES. All payments on this Note shall be applied, first, to the payment of accrued interest and the balance to principal; provided, however, in the event that the Lender shall have made any advance in addition to the principal of this Note under the terms of any instrument evidencing or securing the payment of this Note, any payment received, at the option of Lender, may first be applied to repay such advances plus interest thereon. All past due principal and accrued interest on this Note shall bear interest from maturity until paid at the Maximum Legal Rate, or, if there is no Maximum Legal Rate, at the rate of eighteen percent (18%) per annum. Further, at the option of the Lender, Borrower will pay a "late charge" not exceeding five percent (5%) of any delinquent installment on the Note when such installment is paid more than five (5) days after the due date thereof, regardless of whether or not such delinquency shall constitute an Event of Default (hereinafter defined) hereunder, to cover the extra expenses involved in handling delinquent payments. If any installment of principal and/or interest on this Note shall become due on a Saturday, Sunday or any other day on which Lender is not open for business, such installment shall be paid on the next succeeding day on which Lender is open for business, and such extension of time shall in such event be included in computing the amount of interest payable in connection with such installment.

        EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder (whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

(a) The Borrower shall fail to make any payment of principal or interest upon this Note on the date when due; or

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(b)     The Borrower or the Guarantor (hereinafter defined) shall fail to duly observe, perform or comply with any covenant, agreement or term contained in this Note or any of the Loan Documents (hereinafter defined). The "LOAN DOCUMENTS" shall mean all documents and instruments evidencing or securing the Note; or

(c) Any of the following: (i) the Borrower or the Guarantor shall become insolvent or unable to pay its debts as they mature, make an assignment for the benefit of creditors' or admit in writing its inability to pay its debts generally as they become due or fail generally to pay its debts as they mature; or (ii) an order, judgment or decree is entered adjudicating the Borrower or the Guarantor insolvent; or, (iii) the Borrower or the Guarantor shall petition or apply to any tribunal for the appointment of a trustee, receiver, custodian or liquidator of the Borrower or the Guarantor or of any substantial part of the assets of the Borrower or the Guarantor under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debts, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect; or (iv) any such petition or application shall be filed, or any such proceeding shall be commenced, of a type described in subsection
        (iii), above, against the Borrower or the Guarantor, as the case may be, by any act shall indicate its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree shall be entered appointing any such trustee, receiver, custodian or liquidator, or approving the petition in any such proceeding; or (v) any order, judgment or decree shall be entered in any proceedings against the Borrower decreeing the dissolution of the Borrower and such order, judgment or decree shall remain unstayed and in effect for more than sixty (60) days; or (vi) any order, judgment or decree shall be entered in any proceedings against the Borrower decreeing a split-up of the Borrower which requires the divestiture of a substantial part of the assets of the Borrower, and such order, judgment or decree shall remain unstayed and in effect for more than sixty (60) days; or (vii) the Borrower shall fail to make timely payment or deposit of any amount of tax required to be withheld by the Borrower and paid to or deposited to or to the credit of the United States of America pursuant to the provisions of the Internal Revenue Code, in respect of any and all wages and salaries paid to employees of the Borrower.

        Upon the occurrence of any Event of Default or other default hereunder or under any other agreement or instrument securing or assuring the payment of this Note or executed in connection herewith, the holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable; provided, however, upon the occurrence of any of the Events of Default described in clause (c) above, the entire unpaid balance of principal and accrued interest upon this Note shall, without any action by Lender, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration, note of intention to accelerate or any other notice, all of which are expressly waived by Borrower.

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        "DEFAULT RATE" shall mean the lesser of (i) the Maximum Rate or (ii) the
Interest Rate in effect from day to day plus four percent (4.0%). After the occurrence and during the continuation of an Event of Default, the principal of this Note shall bear interest at the greater of (i) a per annum rate equal to the Default Rate, or (ii) six percent (6%) per annum.

        CALCULATION OF INTEREST RATE. The books and records of the Lender shall constitute prima facie evidence of the outstanding principal amount of this Note and interest accrued in respect thereof. Computation of interest on all amounts payable by the Borrower hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be. Notwithstanding the foregoing, if at any time the Interest Rate shall exceed the Maximum Rate, thereby causing the interest payable on this Note to be limited to the Maximum Rate, then any subsequent reductions in the Interest Rate shall not reduce the rate of interest charged hereunder below the Maximum Rate until the total amount of interest accrued hereon from and after the date hereof equals the amount of interest that would have accrued hereon if the Interest Rate had at all times been in effect.

        GUARANTOR. This Note is secured by a Guaranty Agreement (the "GUARANTY"), dated of event date herewith, executed by Behringer Harvard REIT I, Inc. (the "GUARANTOR"). Reference is hereby made to the Guaranty for a description of the rights of the Lender (or the holder of this Note) and the Borrower in respect thereof.

        PREPAYMENT. Borrower may prepay the principal hereof, in full or in part, at any time, without premium or penalty. Upon full payment, this Note shall be canceled and returned to Borrower.

        WAIVERS; CONSENTS. Except as expressly otherwise provided herein, Borrower, and all sureties, endorsers, guarantors, and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby jointly and severally waive (to the extent permitted by law) all applicable exemption rights, whether under the Texas Constitution, homestead laws or otherwise, and also jointly and severally waive valuation and appraisement, demand, presentment, protest, notice of non-payment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of protest and any and all other notices or lack of diligence or delay in collection or the filing of suit hereon which may occur, and consent to all renewals, extensions, releases, or substitutions of security, in whole or in part, with or without notice, before or after maturity hereof and to all partial payments hereon, whether before or after maturity.

        NO WAIVER OF RIGHTS. No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender. No delay or omission in the exercise of enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender. No exercise or enforcement of any such rights or remedied shall ever be held to exhaust any right or remedy of Lender.

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        CUMULATIVE RIGHTS. If more than one person or entity executes this Note as Borrower, or endorses this Note, all of said parties shall be jointly and severally liable for the repayment of the indebtedness secured hereby. No delay on the part of the holder of this Note in the exercise of any power or right under this Note, under the Security Documents, or under any other instrument executed pursuant hereto, or to evidence, secure or perfect any security for the payment of this Note, shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right. Enforcement by the holder of this Note of any security for the payment hereof shall not constitute an election by it of remedies so as to preclude the exercise of any other remedy available to the holder of this Note.

        NOTICES. All notices or demands required or permitted hereunder shall be in writing, and shall be deemed to be delivered on actual receipt, if hand delivered or delivered by courier service, or, whether actually received or not, three (3) days after the deposit of both the original and the copy, as provided below, in a regularly maintained receptacle for the mail, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to Lender:                             Copy To:
------------                              -------

First American Bank, SSB                  Robert M. Allen
One Lincoln Park                          Clements, Allen, Woods & Margolis P.C.
8401 N. Central Expressway, Suite 500     15303 Dallas Parkway, Suite 1050
Dallas, Texas 75225                       Addison, Texas 75001
Attention: Mr. Mike McGee

If to Borrower:
---------------

Behringer Harvard Holdings, LLC
Addison Circle One
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

        Either the Borrower or the Lender may change its respective address or addressee by giving notice of such change to the other party in the manner provided herein. For this purpose only, unless and until such written notice if actually received, the address and addressee specified for each party shall be deemed to continue in effect for all purposes.

        GOVERNING LAW. This Note has been executed and delivered, and is to be performed, in the State of Texas, and the laws of such state shall govern the validity, construction, enforcement and interpretation of this Note; provided, however, that nothing herein shall limit or impair any right which Lender has under applicable laws of the United States of America to charge a rate of interest on sums evidenced by this Note at a rate which exceeds the Maximum Legal Rate allowed under the laws of the State of Texas. The obligations of the Borrower under this Note are performable in Dallas County, Texas.

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        HEADINGS. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof.

        LIMITATION OF INTEREST. All agreements between Borrower and Lender are expressly limited so that in no contingency or event whatsoever whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the Maximum Legal Rate. If, from any circumstance whatsoever, fulfillment of any provision hereof or of the Guarantee or any other agreement referred to herein shall, at the time fulfillment of such provision be due, involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder hereof shall ever receive as interest an amount which would be excessive interest, such amount shall be applied to the reduction of the unpaid principal balance due hereunder in the inverse order of its maturity and not to the payment of interest or, if such amount which would have been excessive interest exceeds the unpaid principal hereof, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. This provision shall control every other provision of all agreements between Borrower and the holder hereof.

        SUCCESSORS AND ASSIGNS. All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of Borrower shall bind its successors and assigns, whether so expressed or not. The words "Lender" and "Borrower," whenever used in this Note, shall include the respective heirs, distributees, personal representatives, successors and assigns of Lender and Borrower.

        ATTORNEY'S FEES. If this Note shall be placed in the hands of an attorney for collection after an Event of Default shall occur, or should it be collected in any probate, bankruptcy or other judicial or administrative proceeding, whether before or after maturity, Borrower agrees to pay a reasonable sum as attorneys' fees and to pay all other costs of collection and/or suit.

        "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or a day upon which banks in the State of Texas are closed to conduct business generally.

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        IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.


                                      BEHRINGER HARVARD HOLDINGS, LLC,
                                      a Delaware limited liability company


                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________